Summary Prospectus Supplement	March 29, 2019

Putnam Retirement Income Fund Lifestyle 1
Summary Prospectus dated November 30, 2018

Effective March 31, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor
Putnam Investment Management, LLC

Portfolio managers

Robert Schoen, Chief Investment Officer, Global Asset Allocation, portfolio manager of the fund since 2004

James Fetch, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2012

Brett Goldstein, Portfolio Manager, portfolio manager of the fund since 2019

Jason Vaillancourt, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2012

Sub-advisor
Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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